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                                                                   EXHIBIT 99.4



                              EMPLOYMENT AGREEMENT

         THIS EMPLOYMENT AGREEMENT (the "Employment Agreement") is entered into
as of the      day of March, 1998 between Robert Cunniffe (the "Employee") and
American Business Information, Inc. (the "Company").

         The Company wishes to employ the Employee as Co-President of the Armonk List Companies Corp. ("Armonk") on the terms set forth in this Employment Agreement, and the Employee wishes to accept such employment on such terms.

         THEREFORE, in consideration of the mutual promises set forth herein, it is mutually agreed between the parties as follows:

         Section 1. EMPLOYMENT AND TERM. The Company hereby employs the Employee and the Employee hereby accepts employment as Co-President of Armonk
on the terms of this Employment Agreement, commencing as of [March   ], 1998,
and continuing until [March   ,] 2000, unless terminated earlier in accordance
with the provisions of Section 5 hereof or extended by mutual agreement of the parties.

         Section 2. DUTIES AND AUTHORITY. The Employee shall have the normal duties, responsibilities and authority of a president; provided that such duties and responsibilities shall not be greater than those currently being performed by the Employee as an officer of the Walter Karl Companies. The Employee will engage in such business travel related to the Company's and Armonk's business as is reasonably necessary to perform the functions and duties and carry out the responsibilities of the position of president of Armonk in the same manner as those duties and responsibilities are currently performed by the Employee. The Employee will devote his full business time and attention to the business and affairs of Armonk.

         Section 3. COMPENSATION.

                 (a) Base Salary. The Employee will receive a base salary during the term of this Employment Agreement of $200,000 per year ("Base Salary"), which shall be payable in approximately equal monthly installments.

                 (b) Bonus. The Employee shall receive (i) an annual bonus for the year 1998 in the amount of $60,000, which shall be payable in approximately equal monthly installments; (ii) an annual bonus for the year 1999 in the amount of $60,000, which shall be payable in approximately equal monthly installments; and (iii) a performance bonus, as determined by the Company's Chief Executive Officer or the President of Database America Companies, Inc., in such Chief Executive Officer or President's sole discretion, in an amount not to exceed $60,000 in 1998 and in an amount not to exceed $120,000 in 1999.

                 (c) Additional Benefits. The Employee will also receive such additional employee benefits as the Company may from time to time make available to its executive officers, including paid vacations, pension benefits, qualified profit-sharing plans, employee group health and life insurance and disability insurance. Notwithstanding the foregoing, the Employee will receive at least five weeks paid vacation each calendar year
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         in accordance with the vacation policies of the Company in effect for its executive officers from time to time and will be entitled to a carryforward of any unused vacation for calendar years 1997 and 1998. During the term of this Employment Agreement, an automobile will be provided to the Employee; provided however, that the aggregate expenses to be paid by the Company, Armonk or its subsidiaries in connection therewith shall not exceed $850 per month plus insurance, gas, maintenance and mileage.

                 (d) Withholdings. All payments made to the Employee pursuant to this Employment Agreement shall be reduced by all required federal, state and local withholdings for taxes and similar charges and by all contributions or payments required to be made by the Employee in connection with any employee benefit plan maintained by the Company.

                 (e) Options. The Employee will be granted options to purchase a total of 50,000 shares of Company's Class A common stock at the closing price of such stock on the date of this Employment Agreement and the Employee will be considered for a grant of additional options for the year 1999 in the discretion of the Company's Board of Directors. Such options will be granted and will vest under the terms of the Parent's 1997 Stock Purchase Plan; provided, however, such options will vest (i) if the Employee is terminated without cause during the term of this Employment Agreement;
         (ii) at the termination of this Employment Agreement as set forth in
         Section 1 if employment is not extended by mutual agreement of the parties; or (iii) the Employee dies or is disabled prior to the termination of this Employment Agreement. The options will be incentive stock options to the extent allowable.

         Section 4. REIMBURSEMENT FOR EXPENSES. The Employee is expected to incur certain expenses on behalf of the Company for travel, promotion, telephone, entertainment and similar items. The Company will reimburse the Employee for all ordinary, necessary and reasonable amounts of such expenses incurred by the Employee, which amounts shall be payable promptly upon receipt of reasonable written documentation signed by the Employee itemizing such expenses. The Employee shall retain use, for business purposes of Armonk, of the corporate credit cards currently provided to him by Armonk and the Walter Karl Companies; however, the Employee shall submit the written documentation required by this Section 4 in connection therewith.

         Section 5. EARLY TERMINATION OF TERM; SEVERANCE PAYMENT. This Employment Agreement shall terminate for "cause" prior to the date of termination set forth in Section 1 above upon the first to occur of:

                 (a) the determination by the Board of Directors in its discretion reasonably applied that the Employee has become disabled and shall not be able to continue his service to the Company; provided, however, that the Company shall pay the compensation to the Employee for the balance of the original term of this Employment Agreement to the extent not covered by disability insurance;

                 (b) the Employee's death; provided that the Company has maintained life insurance in the sum of at least $1,000,000 on the Employee's life which is payable to a beneficiary designated by the Employee;



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                 (c)      the Employment Agreement is terminated by the Company
         by reason of the Employee's continuing willful neglect of his duties under this Employment Agreement, including substantial and continuing willful refusal of the Employee to perform the duties required of him hereunder, the theft or misappropriation of the Company's assets by the Employee, fraud of the Employee under the Company or the conviction of Employee of a criminal act involving fraud, dishonesty or moral turpitude relating to or materially adversely affecting the business of the Company or Armonk, other than minor traffic violations; or

                 (d) the Employee's willful refusal to perform his duties under this Employment Agreement at the principal executive offices of Armonk if Armonk's principal executive offices are relocated to a location not more than 25 miles from Greenwich, Connecticut.

                 Upon termination for any reason other than "cause" Employee will be entitled to receive a payment equal to the discounted present value of all remaining salary payments under the original term of the Employment Agreement. (The discount rate shall be fixed at 8% for determining the present value.) After any termination, the Confidentiality and Noncompete Agreement shall remain in effect.

         Section 6. RESTRICTIVE COVENANT. The Employee shall execute, concurrently with this Employment Agreement, a Confidentiality and Noncompete Agreement in the form attached hereto as Exhibit A.

         Section 7. AMENDMENTS. No change, modification, waiver, discharge, amendment or addition to this Employment Agreement shall be binding unless it is in writing and signed by the Company and the Employee.

         Section 8. ENTIRE AGREEMENT. This Employment Agreement contains the entire understanding and agreement between the Company and the Employee and supersedes any prior agreements between them pertaining to the Employee's employment with the Company. There are no representations, warranties, promises, covenants or understandings between the Company and the Employee with respect to such employment other than those expressly set forth in this Employment Agreement.

         Section 9. GOVERNING LAW. This Employment Agreement shall be governed by the substantive laws of the State of Nebraska.

         Section 10. NONASSIGNABILITY; SUCCESSORS. The obligations of the Employee under this Employment Agreement are not assignable by him. Except as provided in the immediately preceding sentence, this Employment Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors.

         Section 11. NOTICES. Any notice required to be given in writing by any party to this Employment Agreement may be personally delivered or mailed by registered or certified mail to the last known address of the party to be notified. Any such notice personally delivered shall be effective upon delivery and any such notice mailed shall be effective four business days after the date of mailing, by registered or certified mail with postage prepaid to the last known address of the party to be notified.




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         Section 12. SEVERABILITY. The invalidity or unenforceability of any particular provision of this Employment Agreement shall not affect the other provisions of this Employment Agreement, and this Employment Agreement shall be construed in all respects as if such invalid or unenforceable provision were omitted.

         Section 13. HEADINGS. The section and other headings contained in this Employment Agreement are for reference purposes only and shall not affect the interpretation of this Employment Agreement.

         Section 14. CONSTRUCTION. Whenever required by the context, references to the singular shall include the plural, and the masculine gender shall include the feminine gender.

         Section 15. RESIDENCE. The parties mutually agree that Employee may retain his residence in Fairfield County, Connecticut or Westchester County, New York during the term of this Employment Agreement even if the principal executive offices of Armonk are relocated to a location more than 25 miles from Greenwich, Connecticut, so long as Employee takes such actions as are reasonably necessary to complete his responsibility as set forth in this Employment Agreement.

         IN WITNESS WHEREOF, the Company has caused this Employment Agreement to be executed on its behalf and the Employee has signed his name hereto, effective as of the date first written above.


                                     AMERICAN BUSINESS INFORMATION, INC.,
                                     a Delaware corporation


                                     By
                                       ---------------------------------
                                     Printed Name
                                                 -----------------------
                                     Its
                                        --------------------------------



                                     -----------------------------------
                                     Robert Cunniffe, Employee




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                                   EXHIBIT A

                    CONFIDENTIALITY AND NONCOMPETE AGREEMENT


         American Business Information, Inc., a Delaware corporation, (the "Company") and Robert Cunniffe ("Employee") agree as follows:

         1. In consideration of the Company employing Employee as set forth in that certain Employment Agreement (the "Agreement") of even date hereto executed by and among the Company and Employee and of the Company purchasing from Employee all of the shares of common stock of Armonk List Companies Corp. owned by him pursuant to the Stock Purchase Agreement dated of even date hereto by and among the Company, Employee, Sheldon Zaslansky, and AO Capital Corp., Employee hereby agrees to adhere to the following terms and conditions:

         Employee expressly covenants and agrees that at no time during the effective time of the Agreement and for a period of five years after termination of the Agreement will he for himself or on behalf of any other person, partnership, firm, association or corporation in any territory in which the Company presently has an active business or gives written notice to Employee that it has established an active business (1) open or operate a business which would be a competitor of the business being acquired by the Company pursuant to the Stock Purchase Agreement (the "Business"), (2) act as an employee, agent, advisor or consultant of any then existing competitor of the Business in a manner relevant to competition with the Business, (3) solicit or accept business relating to competition with the Business from any of the Company's competitors in a manner relevant to competition with the Business, unless authorized by the Company, (4) divert any business from the Company by influencing or attempting to influence any present customers of the Company or (5) attempt to attract any supplier away from the Company or use its information regarding the Company's suppliers in any way which would detrimentally affect the Company.

         2. By signing this agreement, Employee expressly acknowledges that the territorial limitations, duration and scope of this agreement are fair and reasonable. This Noncompete Agreement shall survive the termination of the Agreement.

         3. Employee hereby covenants and agrees that during the time of the Agreement and for a period of two years after its termination that he shall not disclose any Confidential Information (as hereinafter defined) and (i) shall not permit any third party access to the Confidential Information, (ii) shall use the same degree of care to protect the Confidential Information as the Company uses to protect its confidential information, and (iii) shall take any other actions that are reasonable, necessary or appropriate to ensure the continued confidentiality and protection of the Confidential Information. The foregoing confidentiality obligation shall not apply to information that (i) is or becomes part of the public domain other than as a result of a breach of this agreement, or (ii) is required to be disclosed by law or regulation or pursuant to an order by any court or tribunal of competent jurisdiction. "Confidential Information" shall be defined as customer lists, trade secrets, business plans, financial reports and any other information, in each case relating to the Business, which would be detrimental to the Company if disclosed to competitors or to any other third party.





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         4.      Employee further agrees that the Company shall be entitled to maintain proceedings in any court of competent jurisdiction, either at law or in equity, for any breach of this agreement by Employee to enforce the specific performance of this agreement and/or to obtain damages for any breach thereof, and without regard to any or all remedies sought by the Company.

         5. This agreement supersedes any prior agreement between the Employee and the Company pertaining to the subject hereof. In the event that any portion of this agreement is declared invalid or illegal by final judgment of any court of competent jurisdiction, the remainder of this agreement shall remain in full force and effect, notwithstanding the invalidity or illegality of the other portion.

         6. This agreement shall be governed by the laws of the State of Nebraska.

         7. This agreement may be executed in duplicate counterparts, each of which shall be deemed to be an original, and all of which shall constitute one in the same agreement.






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         IN WITNESS WHEREOF, the parties have caused this agreement to be
executed as of the      day of              , 1998.


                                     AMERICAN BUSINESS INFORMATION, INC.,
                                     a Delaware corporation


                                     By
                                       ---------------------------------
                                     Printed Name
                                                 -----------------------
                                     Its
                                        --------------------------------



                                     -----------------------------------
                                     Robert Cunniffe, Employee






                                      A-3